UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007 (May 22, 2007)

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Deleware	000-30095	33-0921967
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Suite 770, 435 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 3A8
(Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code (780) 482-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01           Regulation FD Disclosure.

          On May 22, 2007, Wescorp Energy Inc. announced that it entered into a non-binding letter of intent (“LOI”) with a private Canadian corporation to acquire two operating business units. The transaction is subject to due diligence, the usual and customary conditions, and entering into a definitive agreement.

Item 9.01           Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Document

99.1	Press Release dated May 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

May 29, 2007	By:	/s/ Douglas Biles
Douglas Biles
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Document

99.1	Press Release dated May 22, 2007.